UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): November 3, 2015

Great Lakes Dredge & Dock Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33225	20-5336063
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2122 York Road Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (630) 574-3000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 3, 2015 Great Lakes Dredge & Dock Corporation issued an earnings release announcing its financial results for the three and nine months ended September 30, 2015, and announcing a conference call and webcast to be held at 9:00 a.m. (Central Time) on Tuesday, November 3, 2015 to discuss these results. A copy of the earnings release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K and Exhibit 99.1 are furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1 Earnings Release of Great Lakes Dredge & Dock Corporation dated November 3, 2015 announcing financial results for the three and nine months ended September 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2015	Great Lakes Dredge & Dock Corporation
	By:	/s/ MARK W. MARINKO Mark W. Marinko Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Earnings Release of Great Lakes Dredge & Dock Corporation dated November 3, 2015 announcing financial results for the three and nine months ended September 30, 2015.